UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
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FORTY SEVEN, INC.
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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 12, 2019FORTY SEVEN, INC. FORTY SEVEN, INC. 1490 O'BRIEN DRIVE SUITE AMENLO PARK,CA 94025 You are receiving this communication because you hold shares in the above named company.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:1.Annual Report2. Notice & Proxy StatementHow to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1)BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-16393) BY E-MAIL*:sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2019 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting Methods  The Board of Directors recommends you vote FOR the following Director Nominees:1. Election of two Class I Director Nominees to hold office until 2022Nominees1a. Dennis J. Henner, Ph.D. 1b. Ravindra Majeti, M.D.The Board of Directors recommends you vote FOR the following proposal:2To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000422182_4 R1.0.1.18 voting items The Board of Directors recommends you vote FOR the following Director Nominees:1. Election of two Class I Director Nominees to hold office until 2022Nominees1a. Dennis J. Henner, Ph.D. 1b. Ravindra Majeti, M.D.The Board of Directors recommends you vote FOR the following proposal:2To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.